UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2024

Better For You Wellness, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1349 East Broad Street Columbus, OH 43205
(Address of principal executive offices, including zip code)

(888) 287-7555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company
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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Section 8—Other Events
Item 8.01.  Other Events
On November 11, 2024, we notified OTC Corporate Action (i.e., FINRA) of our intent to abandon the Reverse Split, which was the subject of our Definitive Information Statement on Form 14-C, filed on April 23, 2024. Despite FINRA's refusal to process the Reverse Stock split, citing FINRA Rule 6490(d) due to a $65,000 Convertible Note with 1800 Diagonal Lending, LLC (the Lender), we want to reiterate our unwavering commitment to our long-term vision. We were surprised to learn that the department had approved a reverse split from at least one other OTC traded company with outstanding debt due to the Lender as recently as last week. Despite our officers, directors, and legal advisor being unaware of the actions of the Lender/principal or other entities's actions cited under FINRA Rule 6490(d), rather than appeal, BFYW has abandoned the Reverse Split and is focusing on the necessary steps to expand our premium coffee collection (Stephen James Curated Coffee Collection - GetSJCoffee.com) in Kroger stores, and other supermarkets across the country as well as Amazon. Our communications with these retailers have been warmly received, and we are confident that our products will continue to gain traction, helping us raise the necessary growth capital to achieve our goals and projections as forecast in the annual and subsequent quarterly reports.

BFYW’s email correspondence read as follows:

“OTC Corporate Action,
Although we have learned that other OTC companies with similar Convertible Notes held by 1800 Diagonal Lending received FINRA approval for their reverse splits as recently as last week, please consider this email as a notification that Better For You Wellness, Inc. (BFYW) is withdrawing its request for a reverse split. Nevertheless, BFYW has officially retracted its request for a reverse split. We kindly ask you to inform DTC and other relevant parties that the reverse split has been formally withdrawn. Additionally, we will issue another 8-K regarding this action.”

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Section 9—Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

a.	None
B.	Exhibits

NUMBER	EXHIBIT
99.1	Correspondence dated November 11, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: November 12, 2024	/s/ Ian James
Ian James
Chief Executive Officer

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